UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2008

DIAMOND DISCOVERIES INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31585	06-1579927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Rockerfeller Plaza Suite 2000 New York, NY		10111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 332-8016

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

A.	Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

On June 13, 2008, Diamond Discoveries International Corp. (the “Company”) accepted the resignation of Mr. Edward Williams as the Company’s Chief Executive Officer. Mr. Williams’ resignation letter did not reference a disagreement with the Company or any matter relating to the Company’s operations, policies and practices. Mr. Williams will continue to work with the Company as the Chief Financial Officer.

On June 13, 2008, the Company Appointed Mr. Antonio Sciacca as the Company’s new Chief Executive Officer. Mr. Sciacca is currently also a member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND DISCOVERIES INTERNATIONAL CORP. (Registrant)

Date: July 1, 2008	By:	/s/ Antonio Sciacca
Antonio Sciacca
Chief Executive Officer